MUNDER SMALL-CAP VALUE FUND

Class A, B, C, K, R and Y Shares

Supplement Dated July 1, 2005,

To the Prospectus Dated October 31, 2004

In order to enhance the ability of Munder Capital Management (“Advisor”) to more effectively manage the Munder Small-Cap Value Fund (“Fund”) in light of its investment objective and focus on small-cap value companies, the Fund’s Board of Trustees has authorized the Advisor to limit investment in the Fund to certain investors (as specified below) at such time as the Fund’s net assets reach or are anticipated to reach approximately $1 billion, or earlier if the Advisor believes such action is warranted.

Investors are advised that on July 15, 2005, or sooner (“Closing Date”) if deemed appropriate by the Advisor, shares of the Fund will be permitted to be purchased only by the following categories of investors:

•	Shareholders of record as of the close of business on the Closing Date will be able to purchase additional shares either through the Munder Funds in accordance with the Fund’s prospectus or through their broker, financial intermediary, or other financial institution and may reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record as of the close of business on the Closing Date will be able to add to existing accounts through exchanges from other Munder Funds;

•	401(k) retirement plans (and other similar group retirement plans) offering the Fund as an investment option as of the close of business on the Closing Date (whether or not such plans have any participants investing in the Fund) may open new participant accounts in the Fund and may purchase additional Fund shares in existing participant accounts in the Fund;

•	Sponsors of so-called “discretionary” wrap fee programs (or other similar asset allocation programs) that, as of the close of business on the Closing Date, offer their clients ability to invest in one or more model fund portfolios (which include the Fund as a recommended investment) may open new accounts in the Fund on behalf of their clients and may purchase additional Fund shares for existing client accounts;

•	Investors in the Fund that have, prior to the close of business on the Closing Date, provided the Fund with a written indication of intent to invest in the Fund before December 31, 2005 or a Letter of Intent (as described in the Fund’s prospectus) may purchase shares of the Fund; and

•	Any client or customer of a broker, financial intermediary or other financial institution that has (i) received a sales presentation within the previous six months that includes the Fund as an investment option and (ii) been identified in writing prior to the Closing Date by the relevant broker, financial intermediary or financial institution as a likely investor in the Fund may purchase shares of the Fund.

After the Closing Date, if all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in the Prospectus, then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares or reopen their account in the Fund. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans or eligible wrap program accounts described above. In addition, shareholders whose accounts hold Class A, Class B or Class C shares of the Fund and fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in the Fund’s Prospectus.

The Fund reserves the right to revise the scope of the limited offering described above or to change these policies at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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